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                                                                    Exhibit (10)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the reference to our firm under the captions 'Financial Highlights' in the Prospectus and 'Auditors' in the Statement of Additional Information and to the incorporation by reference of our reports dated June 18, 2004 in the Registration Statements of UBS Cash Reserves Fund, UBS Liquid Assets Fund, UBS Select Treasury Fund and UBS Select Money Market Fund (four of the Funds comprising the UBS Money Series) (Form N-1A No. 811-08767).


                                      /s/ ERNST & YOUNG LLP

                                          ERNST & YOUNG LLP

New York, New York
August 25, 2004